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Exhibit 4.1

CLASS A COMMON STOCK PAR VALUE $0.01		CLASS A COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR DENVER, CO
Certificate Number ZQ	IHS INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	Shares ** ****** *** ***** **** **** ***** *** ****** **
THIS CERTIFIES THAT
	** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample **** Sample ****	CUSIP 451734 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS
is the owner of
**** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares **** ** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares **** ** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares ****** Shares **** ** Shares ****** Shares ****** Shares ****** Shares ****** Shares ******

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

IHS INC. (hereinafter called the "Company"), transferable only on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

FACSIMILE SIGNATURE TO COME President	[IHS INC. SEAL 1994 DELAWARE]	DATED «Month Day, Year» COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST CO., INC. (DENVER) TRANSFER AGENT AND REGISTRAR,
FACSIMILE SIGNATURE TO COME Secretary		By	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

IHS INC.

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—		Custodian (until age )
					(Cust)		(Minor)
under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:	20	Signature:

Signature(s) Guaranteed:
BY:
	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.	Signature:	Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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  Exhibit 4.1